UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4215

DREYFUS PREMIER GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	10/31/11

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Financial Futures
10	Statement of Options Written
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, covering the six-month period from May 1, 2011, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated sharply in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International bond markets proved sensitive to these macroeconomic developments, as increasingly risk-averse investors flocked to traditional “safe havens,” such as U.S.Treasury securities and other high-quality developed nation sovereign debt. In contrast, bonds in emerging markets generally suffered, seemingly regardless of underlying credit fundamentals.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector, potentially supporting a renewed rally among corporate-backed bonds. To assess the impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2011, through October 31, 2011, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended October 31, 2011, Dreyfus GNMA Fund’s Class A shares produced a total return of 4.27%, Class B shares returned 3.79%, Class C shares returned 3.88% and Class Z shares returned 4.35%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 4.86% for the same period.2

Mortgage-backed securities produced positive absolute returns over the reporting period, gaining value as investors flocked to traditional safe havens amid renewed economic weakness during the summer of 2011.The fund produced lower returns than its benchmark, primarily due to fees and expenses that accrue to the fund that are not part of the benchmark return.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities.The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S.Treasuries and repurchase agreements.

Shifting Economic Sentiment Sparked Market Volatility

The start of the reporting period coincided with a shift in investor sentiment from optimism to worries about renewed economic weakness. Of particular concern was the resurgence of a debt crisis in Europe, in which Greece appeared headed for default on its sovereign debt and pressure mounted on banking systems in other members of the European Union. In the United States, stubbornly high unemployment and persistently weak housing markets threatened to derail an economic

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

recovery, and a contentious political debate regarding U.S. government spending and borrowing intensified as the federal government neared the upper limit of its debt authorization. Market volatility was especially severe in August and September, after Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities, sparking sharp declines in higher yielding bonds. Ironically, U.S. government securities rallied strongly during a “flight to quality” in the wake of the credit-rating downgrade. October saw a partial reversal of this move, as higher yielding securities that were punished in late summer rebounded and traditional safe havens gave back some of their previous gains when some macroeconomic concerns seemed to ease.

Ginnie Mae securities benefited during the flight to quality, as robust investor demand supported their prices to a greater extent than mortgage-backed securities issued by Freddie Mac and Fannie Mae. However, Ginnie Mae securities generally lagged U.S.Treasury securities during the reporting period due to heightened interest-rate volatility as well as uncertainty surrounding government efforts to aid financially stressed mortgagees through the Homeowners Assistance Refinancing Program (HARP). The prospect of significant changes to the current HARP program, while a benefit to homeowners, would result in higher prepayments for mortgage holders which would be a negative for the market.

Fund Strategies Produced Mixed Results

While the fund’s results generally tracked those of the GNMA securities market over the reporting period, our duration management strategy detracted modestly from relative performance. We had set the fund’s average maturity in a range we considered slightly shorter than market averages in response to our view that U.S.Treasury securities appeared overvalued. However, this positioning prevented the fund from participating fully in the flight to quality toward traditional safe havens in August and September.

This shortfall was balanced by our security selection strategy, which focused on higher-coupon mortgages with strong protection from early redemptions. This strategy helped boost relative performance when prepayment activity proved to be less robust than historical averages. Although prepayment rates typically climb when interest rates fall, tighter loan standards and lower home values rendered many homeowners unable to refinance their existing mortgages.We employed options and futures in the management of our overall duration exposure for the fund. We also employed mortgage TBAs (To Be Announced) which are forward contracts in the management of the fund.

Staying Cautious in an Uncertain Market Environment

As of the reporting period’s end, we expect a subpar economic recovery to prevail as the risks of a return to recession moderate following the summer downturn. Nonetheless, we recognize that economic head-winds remain, including high levels of unemployment, the ongoing debate regarding government spending and borrowing and the European sovereign debt crisis. In light of these uncertainties, we have adopted a generally market-neutral investment posture, in which we have kept the fund’s duration roughly aligned with that of the benchmark.We also have reduced the fund’s emphasis on higher coupon GNMA securities that have reached richer valuations and may be vulnerable to heightened volatility as investors react to potential changes in the U.S. government’s fiscal policies. In our judgment, these are prudent strategies until we see signs of a clearer direction for the U.S. economy, housing markets and government policy.

November 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$5.34	$9.02	$9.07	$4.67
Ending value (after expenses)	$1,042.70	$1,037.90	$1,038.80	$1,043.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$5.28	$8.92	$8.97	$4.62
Ending value (after expenses)	$1,019.91	$1,016.29	$1,016.24	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.76% for Class B, 1.77% for Class C and .91% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—98.3%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.1%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	146,563 [a]		143,844
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	188,206		183,441
					327,285
Commercial Mortgage
Pass-Through Ctfs.—.3%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.84	3/6/20	2,275,000 [a,b]		2,178,574
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.82	12/25/34	993,259 [a]		772,155
U.S. Government Agencies/
Mortgage-Backed—96.4%
Federal Home Loan Mortgage Corp.:
4.00%			58,205,000	[c,d]	60,387,688
4.00%, 12/1/40			7,548,264	[d]	7,845,329
5.00%, 3/1/20			306,950	[d]	330,928
Federal National Mortgage Association:
3.50%			5,735,000	[c,d]	5,829,986
4.00%			5,010,000	[c,d]	5,196,309
4.50%			13,400,000	[c,d]	14,172,594
5.00%, 5/1/39			1,226,902	[d]	1,338,281
5.50%, 9/1/39			1,777,068	[d]	1,965,360
6.00%, 4/1/35			2,235,823	[d]	2,465,344
Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			501,200	[d]	522,071
Pass-Through Ctfs., REMIC,
Ser. 2004-58, Cl. LJ,
5.00%, 7/25/34			1,090,382	[d]	1,106,062
Government National Mortgage Association I:
3.50%			13,655,000	[c]	14,103,056
4.00%			55,800,000	[c]	59,531,625
4.50%			36,400,000	[c]	39,573,625
5.00%			11,130,000	[c]	12,232,568
6.50%			6,280,000	[c]	7,061,567
4.00%, 9/15/24—1/15/41			4,959,837		5,304,073

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
4.50%, 10/15/24—10/15/40	65,730,350		71,741,732
5.00%, 12/15/24—3/15/41	47,922,146		52,942,970
5.50%, 6/15/20—9/15/39	43,601,994		49,021,902
6.00%, 10/15/19—9/15/39	31,655,609		35,452,391
6.50%, 2/15/12—6/15/32	493,346		559,245
7.00%, 11/15/22—12/15/22	9,653		11,161
7.50%, 2/15/17—5/15/26	3,360,595		3,893,014
8.00%, 8/15/21—12/15/22	1,492,249		1,734,281
8.50%, 12/15/16—12/15/22	1,147,926		1,309,339
9.00%, 9/15/19—12/15/22	1,110,978		1,294,984
9.50%, 3/15/18—1/15/25	278,668		315,509
Government National Mortgage Association II:
4.50%	76,305,000	[c]	82,743,234
5.00%	61,600,000	[c]	67,808,122
4.00%, 12/20/24	5,394,549		5,773,460
4.50%, 12/20/39—3/20/41	11,057,817		12,011,230
5.00%, 11/20/24—4/20/35	9,430,789		10,435,651
5.50%, 1/20/34—9/20/35	23,998,047		26,818,060
6.00%, 12/20/28—2/20/36	10,755,487		12,066,382
6.50%, 5/20/31—7/20/31	1,071,654		1,222,366
7.00%, 4/20/24—4/20/32	5,627,121		6,575,275
7.50%, 9/20/30	79,977		93,577
9.00%, 7/20/25	68,219		81,561
9.50%, 9/20/17—2/20/25	62,882		73,261
			682,945,173
U.S. Treasury Notes—1.4%
3.13%, 1/31/17	9,180,000		10,133,141
Total Bonds and Notes
(cost $667,699,559)			696,356,328

Short-Term Investments—48.5%
U.S. Treasury Bills:
0.01%, 11/10/11	115,025,000		115,024,655
0.01%, 11/17/11	228,880,000	[e]	228,878,856
Total Short-Term Investments
(cost $343,904,197)			343,903,511

	Principal
Other Investment—.7%	Amount ($)	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,197,773)	5,197,773 [f]	5,197,773

Total Investments (cost $1,016,801,529)	147.5%	1,045,457,612
Liabilities, Less Cash and Receivables	(47.5%)	(336,915,401)
Net Assets	100.0%	708,542,211

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities were valued at $2,178,574 or .3% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	97.8	Asset/Mortgage-Backed	.5
Short-Term/
Money Market Investments	49.2		147.5

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF FINANCIAL FUTURES
October 31, 2011 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2011 ($)
Financial Futures Long
U.S. Treasury 10 Year Notes	348	44,913,750	December 2011	370,734
Financial Futures Short
U.S. Treasury 30 Year Bond	72	(10,971,000)	December 2011	(411,750)
Gross Unrealized Appreciation				370,734
Gross Unrealized Depreciation				(411,750)
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
October 31, 2011 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
U.S. Treasury 10 Year Notes,
December 2011 @ $128	143,000	[a]	(236,844)
Put Options:
U.S. Treasury 10 Year Notes,
December 2011 @ $128	143,000	[a]	(205,562)
(premiums received $484,912)			(442,406)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			1,011,603,756	1,040,259,839
Affiliated issuers			5,197,773	5,197,773
Receivable for investment securities sold				29,880,783
Interest receivable				2,212,087
Receivable for futures variation margin—Note 4				71,625
Receivable for shares of Common Stock subscribed				591
Prepaid expenses				34,723
				1,077,657,421
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				595,680
Cash overdraft due to Custodian				225,466
Payable for investment securities purchased				367,517,797
Outstanding options written, at value (premiums received
$484,912)—See Statement of Options Written—Note 4				442,406
Payable for shares of Common Stock redeemed				213,097
Accrued expenses				120,764
				369,115,210
Net Assets ($)				708,542,211
Composition of Net Assets ($):
Paid-in capital				664,554,636
Accumulated undistributed investment income—net				219,654
Accumulated net realized gain (loss) on investments				15,110,348
Accumulated net unrealized appreciation (depreciation) on investments and options transactions [including ($41,016) net unrealized
(depreciation) on financial futures]				28,657,573
Net Assets ($)				708,542,211

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	78,978,226	658,780	18,963,440	609,941,765
Shares Outstanding	4,868,150	40,680	1,169,250	37,585,789
Net Asset Value Per Share ($)	16.22	16.19	16.22	16.23

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	8,526,984
Dividends;
Affiliated issuers	3,989
Income from securities lending—Note 1(b)	803
Total Income	8,531,776
Expenses:
Management fee—Note 3(a)	2,147,142
Service plan and prospectus fees—Note 3(b)	464,853
Shareholder servicing costs—Note 3(c)	458,047
Distribution fees—Note 3(b)	75,917
Custodian fees—Note 3(c)	61,568
Directors’ fees and expenses—Note 3(d)	40,917
Professional fees	36,605
Registration fees	22,746
Loan commitment fees—Note 2	15,191
Prospectus and shareholders’ reports	14,460
Miscellaneous	45,472
Total Expenses	3,382,918
Less—reduction in fees due to earnings credits—Note 3(c)	(372)
Net Expenses	3,382,546
Investment Income—Net	5,149,230
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,223,168
Net realized gain (loss) on options transactions	2,552
Net realized gain (loss) on financial futures	3,450,176
Net Realized Gain (Loss)	21,675,896
Net unrealized appreciation (depreciation) on investments	4,214,963
Net unrealized appreciation (depreciation) on options transactions	27,858
Net unrealized appreciation (depreciation) on financial futures	(906,485)
Net Unrealized Appreciation (Depreciation)	3,336,336
Net Realized and Unrealized Gain (Loss) on Investments	25,012,232
Net Increase in Net Assets Resulting from Operations	30,161,462
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2011	Year Ended
	(Unaudited)	April 30, 2011
Operations ($):
Investment income—net	5,149,230	16,264,570
Net realized gain (loss) on investments	21,675,896	17,392,149
Net unrealized appreciation
(depreciation) on investments	3,336,336	6,751,185
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,161,462	40,407,904
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(561,384)	(2,226,289)
Class B Shares	(3,517)	(34,750)
Class C Shares	(70,551)	(443,667)
Class Z Shares	(4,997,327)	(16,860,235)
Total Dividends	(5,632,779)	(19,564,941)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,068,119	23,320,033
Class B Shares	12,704	174,914
Class C Shares	1,143,757	4,244,673
Class Z Shares	12,760,197	19,179,154
Dividends reinvested:
Class A Shares	460,575	1,673,460
Class B Shares	3,300	32,532
Class C Shares	46,388	278,470
Class Z Shares	4,244,014	14,235,721
Cost of shares redeemed:
Class A Shares	(9,092,761)	(40,733,610)
Class B Shares	(378,980)	(1,612,195)
Class C Shares	(2,970,785)	(11,692,068)
Class Z Shares	(41,512,562)	(76,131,135)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(27,216,034)	(67,030,051)
Total Increase (Decrease) in Net Assets	(2,687,351)	(46,187,088)
Net Assets ($):
Beginning of Period	711,229,562	757,416,650
End of Period	708,542,211	711,229,562
Undistributed investment income—net	219,654	703,203

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	October 31, 2011	Year Ended
	(Unaudited)	April 30, 2011
Capital Share Transactions:
Class Aa
Shares sold	499,355	1,501,536
Shares issued for dividends reinvested	28,847	107,928
Shares redeemed	(567,851)	(2,616,792)
Net Increase (Decrease) in Shares Outstanding	(39,649)	(1,007,328)
Class Ba
Shares sold	793	11,291
Shares issued for dividends reinvested	208	2,104
Shares redeemed	(23,634)	(104,036)
Net Increase (Decrease) in Shares Outstanding	(22,633)	(90,641)
Class C
Shares sold	71,324	273,006
Shares issued for dividends reinvested	2,909	17,964
Shares redeemed	(185,648)	(755,176)
Net Increase (Decrease) in Shares Outstanding	(111,415)	(464,206)
Class Z
Shares sold	797,641	1,233,849
Shares issued for dividends reinvested	265,729	917,841
Shares redeemed	(2,595,084)	(4,899,025)
Net Increase (Decrease) in Shares Outstanding	(1,531,714)	(2,747,335)

a	During the period ended October 31, 2011, 8,426 Class B shares representing $134,971 were automatically converted to 8,404 Class A shares and during the period ended April 30, 2011, 42,521 Class B shares representing $656,838 were automatically converted to 42,450 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
October 31, 2011				Year Ended April 30,
Class A Shares	(Unaudited)		2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.67		15.24	14.86	14.54	14.31
Investment Operations:
Investment income—net[b]	.11		.33	.42	.53	.60
Net realized and unrealized
gain (loss) on investments	.56		.49	.45	.35	.20
Total from Investment Operations	.67		.82	.87	.88	.80
Distributions:
Dividends from
investment income—net	(.12)		(.39)	(.49)	(.56)	(.57)
Net asset value, end of period	16.22		15.67	15.24	14.86	14.54
Total Return (%)[c]	4.27	[d]	5.43	5.96	6.21	5.73	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	[e]	1.03	1.04	1.08	1.09	[e]
Ratio of net expenses
to average net assets	1.04	[e]	.98	1.01	1.04	1.04	[e]
Ratio of net investment income
to average net assets	1.35	[e]	2.11	2.81	3.62	4.17	[e]
Portfolio Turnover Rate[f]	290.35	[d]	392.43	272.95	351.74	221.12
Net Assets, end of period
($ x 1,000)	78,978		76,910	90,135	75,648	55,457

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
April 30, 2011, 2010, 2009 and 2008 were 25.70%, 64.60%, 66.28%, 138.79% and 60.06%, respectively.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2011				Year Ended April 30,
Class B Shares	(Unaudited)		2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.64		15.21	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.05		.24	.31	.44	.53
Net realized and unrealized
gain (loss) on investments	.56		.48	.45	.34	.19
Total from Investment Operations	.61		.72	.76	.78	.72
Distributions:
Dividends from
investment income—net	(.06)		(.29)	(.39)	(.47)	(.50)
Net asset value, end of period	16.19		15.64	15.21	14.84	14.53
Total Return (%)[c]	3.79	[d]	4.79	5.21	5.49	5.12	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.76	[e]	1.79	1.74	1.68	1.63	[e]
Ratio of net expenses
to average net assets	1.76	[e]	1.57	1.73	1.64	1.58	[e]
Ratio of net investment income
to average net assets	.64	[e]	1.58	2.16	3.11	3.65	[e]
Portfolio Turnover Rate[f]	290.35	[d]	392.43	272.95	351.74	221.12
Net Assets, end of period
($ x 1,000)	659		990	2,341	5,910	12,041

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,April
30, 2011, 2010, 2009 and 2008 were 25.70%, 64.60%, 66.28%, 138.79% and 60.06%, respectively.
See notes to financial statements.

Six Months Ended
October 31, 2011				Year Ended April 30,
Class C Shares	(Unaudited)		2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.67		15.23	14.84	14.53	14.31
Investment Operations:
Investment income—net[b]	.05		.22	.31	.41	.49
Net realized and unrealized
gain (loss) on investments	.56		.49	.46	.36	.21
Total from Investment Operations	.61		.71	.77	.77	.70
Distributions:
Dividends from
investment income—net	(.06)		(.27)	(.38)	(.46)	(.48)
Net asset value, end of period	16.22		15.67	15.23	14.84	14.53
Total Return (%)[c]	3.88	[d]	4.68	5.24	5.40	4.96	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	[e]	1.76	1.78	1.82	1.81	[e]
Ratio of net expenses
to average net assets	1.77	[e]	1.72	1.75	1.78	1.75	[e]
Ratio of net investment income
to average net assets	.62	[e]	1.38	2.07	2.83	3.46	[e]
Portfolio Turnover Rate[f]	290.35	[d]	392.43	272.95	351.74	221.12
Net Assets, end of period
($ x 1,000)	18,963		20,062	26,567	20,875	9,380

a	From May 3, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
April 30, 2011, 2010, 2009 and 2008 were 25.70%, 64.60%, 66.28%, 138.79% and 60.06%, respectively.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2011				Year Ended April 30,
Class Z Shares	(Unaudited)		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	15.68		15.25	14.87	14.55	14.38	14.21
Investment Operations:
Investment income—net[a]	.12		.34	.45	.56	.63	.62
Net realized and unrealized
gain (loss) on investments	.56		.50	.44	.34	.19	.19
Total from Investment Operations	.68		.84	.89	.90	.82	.81
Distributions:
Dividends from
investment income—net	(.13)		(.41)	(.51)	(.58)	(.65)	(.64)
Net asset value, end of period	16.23		15.68	15.25	14.87	14.55	14.38
Total Return (%)	4.35	[b]	5.58	6.13	6.40	5.84	5.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	[c]	.87	.87	.90	.90	.89
Ratio of net expenses
to average net assets	.91	[c]	.87	.87	.86	.85	.89
Ratio of net investment income
to average net assets	1.48	[c]	2.21	2.97	3.84	4.38	4.33
Portfolio Turnover Rate[d]	290.35	[b]	392.43	272.95	351.74	221.12	271.49
Net Assets, end of period
($ x 1,000)	609,942		613,268	638,374	641,140	657,486	697,280

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
April 30, 2011, 2010, 2009, 2008 and 2007 were 25.70%, 64.60%, 66.28%, 138.79%, 60.06% and
95.55%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consid-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

eration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	327,285	—	327,285
Commercial
Mortgage-Backed	—	2,178,574	—	2,178,574
Mutual Funds	5,197,773	—	—	5,197,773
Residential
Mortgage-Backed	—	772,155	—	772,155
U.S. Government
Agencies/
Mortgage-Backed	—	682,945,173	—	682,945,173
U.S. Treasury	—	354,036,652	—	354,036,652
Other Financial
Instruments:
Futures†	370,734	—	—	370,734
Liabilities ($)
Other Financial
Instruments:
Futures†	(411,750)	—	—	(411,750)
Options Written	(442,406)	—	—	(442,406)
† Amount shown represents unrealized appreciation (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011,The Bank of NewYork Mellon earned $432 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2011, the Board of Directors declared a cash dividend of $.017, $.007, $.007 and $.019 per share from undistributed investment income-net for Class A, Class B, Class C and Class Z shares, respectively, payable on November 1, 2011 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2011.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $5,729,716 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, $437,769 of the carryover expires in fiscal 2014 and $5,291,947 expires in fiscal 2015.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2011 was as follows: ordinary income $19,564,941. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.

ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of Class Z shares average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended October 31, 2011.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended October 31, 2011, the Distributor retained $1,264 from commissions earned on sales of the fund’s Class A shares and $889 and $256 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class B and Class C shares were charged $2,147 and $73,770, respectively, pursuant to the Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made.The Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of the average daily net assets of Class Z shares for any full fiscal year. During the period ended October 31, 2011, Class Z shares were charged $464,853 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A, Class B and Class C shares were charged $96,575, $1,073 and $24,590, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $145,044 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $23,262 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $372.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $61,568 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $359,569, Rule 12b-1 distribution plan fees $79,412, shareholder services plan fees $20,782, custodian fees $51,796, chief compliance officer fees $4,246 and transfer agency per account fees $79,875.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended October 31, 2011, amounted to $2,051,062,263 and $2,089,402,066, respectively, of which $1,869,524,500 in purchases and $1,874,966,049 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin pay-

ments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the under-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
April 30, 2011	750,000	120,842
Contracts written	286,000	484,912
Contracts terminated:
Contracts expired	750,000	120,842	—	120,842
Contracts Outstanding
October 31, 2011	286,000	484,912

   The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Interest rate futures contracts	117,462,967
Interest rate options contracts	88,731

At October 31, 2011, accumulated net unrealized appreciation on investments was $28,656,083, consisting of $29,535,030 gross unrealized appreciation and $878,947 gross unrealized depreciation.

At October 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	33

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Schedule of Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER GNMA FUND, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 19, 2011

By: /s/ James Windels
James Windels Treasurer
Date:	December 19, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)